Exhibit 10.2(b)


      Schedule of Warrant (new financings after October 31, 2005) Issued by
              NCT Group, Inc. to Carole Salkind on January 23, 2007


                     Expiration                                      Shares
    Grant Date          Date             Exercise Price              Granted
    ----------          ----             --------------              -------
     01/23/07         01/23/12        Greater of: (i)$0.0030;      25,000,000
                                      or (ii) the par value of
                                      NCT Group, Inc.
                                      common stock on the
                                      date of exercise